AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.
SUPPLEMENT DATED DECEMBER 17, 1996 TO

PROSPECTUS DATED APRIL 30, 1996

Page 8, under the heading "The Fund And Its Management", the Portfolio Management section is amended as follows:

Mr. David Zimansky, Vice President and a Portfolio Manager of the Fund, is no longer affiliated with SM&R. The portfolio management responsibilities for the Fund will be performed by a team consisting of Messrs. Gordon D. Dixon and William R. Berger.

STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1996

Page 43, under the heading "Management of the Fund", the following is amended:

Mr. David Zimansky, Vice President and a Portfolio Manager of the Fund, is no longer affiliated with SM&R.